Certificate
Number
CERT.9999

SAFE DYNAMICS CORP.

Shares
*****9,000,000*****

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK, PAR VALUE $.0001

CUSIP 999999ZZ9

THIS CERTIFIES THAT *** SPECIMEN ***

is the owner of *** NINE MILLION ***

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

SAFE DYNAMICS CORP. (hereinafter called the "Company"), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this certificare properly endorsed. This Certificare and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as ammended and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Cheif Executive Officer

Secretary

DATED JANUARY 01, 2009
COUNTERSIGNED AND REGISTERED
VSTOCK TRANSFER, LLC
TRANSFER AGENT AND REGISTRAR,

By: ______________________
AUTHORIZED SIGNAURE

LITHO IN U.S.A.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common	UNIF GIFT MIN ACT -- ______ CUSTODIAN ______ ______	
		(CUSTODIAN)	(MINOR)
		under Uniform Gifts to Minors Act	
TEN ENT	-as tenants by the entireties		
JT TEN	-as joint tenants with right of survivorship and not as tenants in common	______ (State)	

Additional abbreviations may also be used though not in the above list.

For value received, ______________________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER

[______________] ____

____

(PLEASE PRINT OR TYPE WRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____

____

____ Shares

of the common stock represented by this Certificate, and do hereby irrevocably constitutes and appoints

____ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ______________________________

____

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN ANY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER

SIGNATURE(S) GUARANTEED

____

NOTICE THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIBIBLE GUARANTOR INSTITUTION. (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C RULE 17AD-15

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND , ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.